Exhibit 23.2






                          Independent Auditors' Consent


The Board of Directors
Charter Financial, Inc.:

We consent to the use of our report  incorporated herein by reference and to the
reference   to  our   firm   under   the   heading   "Experts"   in  the   Proxy
Statement/Prospectus.


                                               /s/ KPMG Peat Marwick LLP

St. Louis, Missouri
January 16, 1998